UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): October 30, 2006

BankUnited Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-13921

FL	650377773
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

255 Alhambra Circle, Coral Gables, FL 33134

(Address of Principal Executive Offices, Including Zip Code)

305-569-2000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

A. Compensation Committee Awards Restricted Stock Grants to CEO

On October 30, 2006, the Compensation Committee of the Board of Directors (the “Committee”) of BankUnited Financial Corporation (the “Company”) granted performance-based restricted stock to Alfred R. Camner, the Company’s Chairman and Chief Executive Officer (the “CEO”) under the 2002 BankUnited Financial Corporation Stock Award and Incentive Plan (the “2002 Plan”). The CEO was granted a total of 105,000 restricted shares of the Company’s Noncumulative Convertible Preferred Stock, Series B (the “Series B Preferred Stock”) apportioned in three grants of 35,000 shares each. Each grant must be earned by the achievement of performance goals over a future performance period. The goals vary per individual grant and consist of targets for total assets, market price of the Company’s Class A Common Stock and additional criteria expected to be set in December 2006. In the case of two of the grants, the performance periods begin on October 1, 2006 and end on September 30, 2007, if the performance goals are met then the shares are subject to vesting thereafter based on continued service over a period of six years. In the case of the third grant, the performance period begins on October 1, 2006 and ends on September 30, 2008 and the vesting period is five years. For each grant the CEO is eligible to earn up to the full number of shares, depending upon whether the goals are achieved and the level of achievement. The Committee’s evaluation of whether the performance goals were achieved may consider acts of God, legal, regulatory or accounting changes, and other unusual or generally non-recurring events not assumed at the time the goals were set.

B. Compensation Committee Awards Restricted Stock Grant to COO

On October 30, 2006, the Committee granted performance-based restricted stock to Ramiro A. Ortiz, the Company’s President and Chief Operating Officer (the “COO”) under the 2002 Plan. The grant was made for 28,000 shares of the Company’s Class A Common Stock that must be earned by the achievement of performance goals over a future performance period. The performance goals are expected to be set in December of 2006, for a performance period commencing on October 1, 2006 and ending on September 30, 2007. If the performance goals are met, the shares are subject to vesting thereafter based on continued service over a period of six years. The COO is eligible to earn up to the full number of shares subject to the grant, depending upon whether the goals are achieved and the level of achievement. The Committee’s evaluation of whether the performance goals were achieved may consider acts of God, legal, regulatory or accounting changes, and other unusual or generally non-recurring events not assumed at the time the goals were set.

C. Payments of Cash Bonuses, Restricted Stock and Stock Options

On October 30, 2006, the Committee granted cash bonuses, restricted stock and stock options under the 2002 Plan to the following executive offices, in connection with fiscal 2006 performance:

Executive Officer	Title	Cash Bonuses	Restricted Stock	Stock Options
Lawrence Blum	Vice-Chairman and Secretary	30,000	6,400	12,000
Humberto Lopez	Senior Executive Vice President and Chief Financial Officer	124,028	4,000	8,800
James Foster	Executive Vice President, Corporate Finance	142,453	5,000	8,800
Abel Iglesias	Executive Vice President, Corporate and Commercial Banking	162,480	5,000	8,800
Douglas Sawyer	Executive Vice President, Bank Services	117,086	3,000	5,600
Clay Wilson	Executive Vice President, Commercial Real Estate	128,210	5,000	8,800
Felix Garcia	Executive Vice President, Risk Management	117,776	4,000	7,200
Robert Marsden	Executive Vice President, Corporate Real Estate	80,118	500	500
Carlos Fernandez-Guzman	Executive Vice President, Neighborhood Banking	120,000	5,000	8,800
Roberta Kressel	Executive Vice President, Human Resources	94,000	4,000	7,200
Bernardo Argudin	Executive Vice President and Chief Accounting Officer	92,872	4,000	4,800
Robert Green	Executive Vice President, Residential Lending	175,375	5,000	8,800
Hunting Deutsch	Executive Vice President, Wealth Management	40,000	1,000	1,600
Joris Jabouin	Executive Vice President and General Auditor	70,000	4,000	5,600

All of the restricted stock and stock option awards are for shares of the Company’s Class A Common Stock. The options were granted at an exercise price of $26.82 per share, vest evenly over a five-year period, starting on the first anniversary of the date of grant, and expire ten years from the date of grant. Also, on October 30, 2006, the Compensation Committee granted to Lauren Camner, a Director of the Company and Senior Vice President of Alternative Delivery Channels (i) a cash bonus of $23,951 (ii) 3,500 restricted shares of the Company’s Class A Common Stock under the 2002 Plan which vest evenly over a five year period starting on the first anniversary of the grant date (iii) and 1,600 stock options of the Company’s Class A Common Stock under the 2002 Plan at an exercise price of $26.82 per share which vest evenly over a five year period starting on the first anniversary of the grant date and expire ten years from the date of grant. Lauren Camner is the daughter of Alfred R. Camner.

This Current Report on Form 8K may contain certain forward-looking statements, which are based on management’s expectations regarding factors that may impact the company’s earnings and performance in future periods. Words and phrases such as: “will likely result,” “expect,” “will continue,” anticipate,” “estimate,” “project,” “believe,” “intend,” “should,” “would,” “may,” “can,” “could,” “plan,” “target” and similar expressions are intended to identify “forward-looking statements.” Actual results or performance could differ from those implied or contemplated by such statements. Factors that could cause future results and performance to vary materially from current management expectations include, but are not limited to, general business and economic conditions; fiscal and monetary policies; significant weather events such as hurricanes; war and terrorism; changes in interest rates; deposit flows; loan demand and real estate values; competition with other providers of financial products and services; the issuance or redemption of additional company equity or debt; volatility in the market price of our common stock; changes in accounting principles, policies or guidelines; changes in laws or regulation; reliance on other companies for products and services; and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the company’s operations, pricing, products and delivery of services.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: November 2, 2006

	By:	/s/ Bernardo Argudin
Bernardo Argudin
Executive Vice President and
Chief Accounting Officer